FOR IMMEDIATE RELEASE                                                 EXHIBIT 99
AUGUST 5, 1997

                   CB COMMERCIAL REPORTS CONTINUED FINANCIAL
                          GAINS DURING SECOND QUARTER

                            KOLL MERGER "ON TRACK"


Los Angeles, CA (August 5, 1997) -- CB Commercial Real Estate Services Group, Inc. (NASDAQ:CBCG), today reported that a strong national economy, strengthening real estate markets and growing business activity helped the Company produce gains of 21% in revenues, 37% in EBITDA and 69% in earnings per share for the second quarter ended June 30, 1997.

The Company also said that previously announced and expected nonrecurring charges associated with the Koll Real Estate Services merger are estimated to reduce EBITDA and earnings for the third quarter by a slightly higher range of up to $18 million to $20 million. The Company expects the merger to be accretive on an annual basis thereafter.

QUARTERLY REVENUES, EARNINGS & EBITDA

For the quarter ended June 30, 1997, revenues increased 21% to $158.0 million, compared with $131.0 million in the same period of 1996. EBITDA increased 37% to $15.2 million, compared with $11.1 million in 1996. Quarterly net income was $4.9 million, or $0.27 per share on a fully diluted basis, compared with $2.2 million, or $0.16 per share, in the second quarter last year.

                                    -more-

CB Commercial
Page 2


For the six months ended June 30, 1997, revenues increased 20% to $292.0 million, compared with $243.7 million in the same period of 1996. EBITDA increased 31% to $25.3 million, compared with $19.3 million in 1996. For the six months, net income increased 339% to $7.1 million, or $0.37 per share on a fully diluted basis, compared with $1.6 million, or $0.12 per share, for the same period last year.

KEY FACTORS

CB Commercial Chairman and Chief Executive Officer James J. Didion said, "Continued revenue increases were supported by gains in most of our businesses. The largest contributor was an increase in the number of sales and lease transactions bolstered by an increase in average transaction size.

"Higher EBITDA and earnings resulted from leveraging our existing infrastructure to handle greater deal flow without adding proportionate costs," Didion said. "We expect to maintain strong operating margins, although these spreads will be temporarily masked in third quarter results by one-time charges associated with the Koll merger."

KOLL ACQUISITION, WHITTIER JOINT VENTURE

In May, CB Commercial and Koll Real Estate Services announced a merger agreement expected to produce greater marketplace strength and combined company savings of more than $12 million annually. The transaction was approved by the boards of directors of both companies and still is subject to approval by shareholders of Koll Real Estate Services and CB Commercial. Pending shareholder approval, the companies seek to complete the merger by the end of August 1997.

The Company also announced it expects to complete a refinancing of existing debt as well as Koll debt to be assumed in connection with the merger. The Company has received a commitment from Bank of America for a $300 million, 5-year revolving credit facility initially priced at LIBOR plus 100 basis points.

In July, CB Commercial and Whittier Partners, a premier Boston-based commercial real estate firm, announced signing a letter of intent to form a 50/50 joint venture to provide service in New England. The new joint venture, to be called CB Commercial/Whittier Partners, will be New England's largest commercial real estate services company, encompassing the existing local operations of Whittier Partners, CB Commercial and Koll Real Estate Services.

THE COMBINED CB COMMERCIAL/KOLL ENTITY

CB Commercial had 1996 revenues of $583.1 million and has more than 4,000 employees. Koll Real Estate Services had 1996 revenues of $115 million and has over 2,400 employees. The combined firm will be America's leading brokerage services provider, having participated in

                                    -more-

CB Commercial
Page 3


over 26,000 sale and lease assignments in 1996 for a range of corporate, institutional and other clients around the world, and will be a leader in commercial property and facilities management, with a portfolio of approximately 300 million square feet; commercial mortgage lending, with 1996 originations of $3.5 billion; capital markets and institutional advisory services, with a portfolio of almost $6 billion under management; and corporate real estate services.

The merger does not include several other entities bearing the Koll name, including Koll Construction, Koll Real Estate Group (the development and investment company) or Koll International (resorts and recreational developments).

FORWARD-LOOKING STATEMENTS

This release may contain forward-looking statements as well as historical information. Forward looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this release. Such forward-looking statements speak only as of the date of this release. The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in Company expectations or results or any change in events.

                                      ***

CB Commercial is America's leading and largest commercial real estate services company. With more than 4,000 U.S. employees and through global strategic alliances, the Company serves real estate users, owners and investors in over 200 cities in 33 countries. Services include brokerage, investment properties, corporate and financial services, property management, mortgage banking, investment management, institutional advisory services, appraisal and property tax services, and real estate market research. Founded in 1906, CB Commercial (NASDAQ:CBCG) is headquartered in Los Angeles. Revenues for 1996 were $583 million.

For more information on CB Commercial (via facsimile and at no cost), simply call 1-800-PRO-INFO and dial client code "CBCG." If you are calling from outside the United States, please dial 908-544-2850.


                          [FINANCIAL TABLES TO FOLLOW]

                                    -more-

CB Commercial
Page 4

                                          CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                                               OPERATING RESULTS BY BUSINESS SEGMENT
                 FOR THE THREE MONTHS ENDED JUNE 30, 1997 WITH COMPARATIVE FIGURES FOR THE SIMILAR PERIODS IN 1996

                                                             QUARTER ENDED JUNE 30,
                                  -----------------------------------------------------------------------------
                                       1997                   1996              DIFFERENCE           % CHANGE
                                  -------------          --------------       ---------------      ------------
CONSOLIDATED
------------
Revenue                           $   157,958            $   130,954              $27,004              20.6%
Costs and expenses:
   Commissions, fees and
    other incentives                   82,521                 66,262               16,259              24.5%
   Operating, administrative
    and other                          60,206                 53,594                6,612              12.3%
   Depreciation and
    amortization                        3,053                  3,038                   15               0.5%
                                  -----------            -----------              -------             -----
Operating income                       12,178                  8,060                4,118              51.1%
Interest income                           587                    354                  233              65.8%
Interest expense                        4,104                  5,759               (1,655)            -28.7%
                                  -----------            -----------              -------             -----
Income before provision for
 income taxes                           8,661                  2,655                6,006             226.2%
Provision for taxes based on
 income                                 3,795                    438                3,357             766.4%
                                  -----------            -----------              -------             -----
Net income                        $     4,866            $     2,217              $ 2,649             119.5%
                                  ===========            ===========              =======             =====
Net income applicable to
 common shareholders              $     3,866            $     2,217              $ 1,649              74.4%
                                  ===========            ===========              =======             =====
Primary earnings per share
   Net income per common and
    common equivalent share
    outstanding                   $      0.28            $      0.16                 0.12                75%
                                  ===========            ===========              =======             =====
   Weighted average common
    and common
    equivalent shares
     outstanding                   14,010,527             13,806,956              203,571               1.5%
                                  ===========            ===========              =======             =====
Fully diluted earnings per
 share
    Net income per common
     and common
    equivalent share
     outstanding                  $      0.27            $      0.16              $  0.11              68.8%
                                  ===========            ===========              =======             =====
    Weighted average common
     and common
     equivalent shares
      outstanding                  14,106,436             13,806,956              299,480               2.2%
                                  ===========            ===========              =======             =====

EBITDA                            $    15,231            $    11,098              $ 4,133              37.2%
                                  ===========            ===========              =======             =====

PROPERTY & USER SERVICES
------------------------
    Revenue:
       Brokerage services         $    92,028            $    79,868              $12,160              15.2%
       Investment properties           34,626                 24,639                9,987              40.5%
       Corporate services               6,882                  5,114                1,768              34.6%
       Property management              4,976                  4,920                   56               1.1%
       Real estate market
        research                          486                    235                  251             106.8%
                                  -----------            -----------              -------             -----
                                     138,998                 114,776               24,222              21.1%

    Costs and expenses:
        Commissions, fees
         and other incentives         76,797                  62,587               14,210              22.7%
        Operating,
         administrative and
         other                        50,340                  44,362                5,978              13.5%
        Depreciation and
         amortization                  1,975                   2,336                 (361)            -15.5%
                                 -----------             -----------              -------             -----
    Segment operating income     $     9,886             $     5,491              $ 4,395              80.0%
                                 ============            ===========              =======             =====

                                    -more-

CB Commercial
Page 5

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                     OPERATING RESULTS BY BUSINESS SEGMENT
FOR THE THREE MONTHS ENDED JUNE 30, 1997 WITH COMPARATIVE FIGURES FOR THE SIMILAR PERIODS IN 1996

                                                                             QUARTER ENDED JUNE 30,
                                                   ----------------------------------------------------------------------
                                                      1997               1996             DIFFERENCE           % CHANGE
                                                   -----------        -----------        -------------        -----------

INVESTOR SERVICES
-----------------
    MORTGAGE BANKING
      Revenue                                          $ 6,674            $ 3,730               $2,944               78.9%
      Costs and expenses:
        Commissions, fees and other incentives           3,416              1,504                1,912              127.1%
        Operating, administrative and other              2,830              1,576                1,254               79.6%
        Depreciation and amortization                      350                 66                  284              430.3%
                                                       -------            -------               ------              -----
     Operating income (loss)                           $    78            $   584               $ (506)             -86.6%
                                                       =======            =======               ======              =====

    INVESTMENT MANAGEMENT AND ADVISORY
       Revenue                                         $ 7,046            $ 7,845                 (799)             -10.2%
       Costs and expenses:
         Operating, administrative and other             5,609              5,669                  (60)              -1.1%
         Depreciation and amortization                     695                602                   93               15.4%
                                                       -------            -------               ------              -----
       Operating income                                $   742            $ 1,574               $ (832)             -52.9%
                                                       =======            =======               ======              =====

   VALUATION & APPRAISAL SERVICES
        Revenue                                        $ 5,240            $ 4,603               $  637               13.8%
        Costs and expenses:
          Commissions, fees and other incentives         2,308              2,171                  137                6.3%
          Operating, administrative and other            1,427              1,987                 (560)             -28.2%
          Depreciation and amortization                     33                 34                   (1)              -2.9%
                                                       -------            -------               ------              -----
        Operating income                               $ 1,472            $   411               $1,061              258.2%
                                                       =======            =======               ======              =====

TOTAL INVESTOR SERVICES
-----------------------
        Revenue                                        $18,960            $16,178               $2,782               17.2%
        Costs and expenses:
          Commissions, fees and other incentives         5,724              3,675                 2049               55.8%
          Operating, administrative and other            9,866              9,232                  634                6.9%
          Depreciation and amortization                  1,078                702                  376               53.6%
                                                       -------            -------               ------              -----
          Segment operating income                     $ 2,292            $ 2,569               $ (277)             -10.8%
                                                       =======            =======               ======              =====

                                    -more-

CB Commercial
Page 6

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                     OPERATING RESULTS BY BUSINESS SEGMENT
FOR THE SIX MONTHS ENDED JUNE 30, 1997 WITH COMPARATIVE FIGURES FOR THE SIMILAR
                                PERIODS IN 1996


                                                                             SIX MONTHS ENDED JUNE 30,
                                                         ----------------------------------------------------------------------
                                                              1997              1996           DIFFERENCE          % CHANGE
                                                         --------------    --------------    ----------------    --------------
CONSOLIDATED
------------
Revenue                                                    $   292,022      $   243,695          $ 48,327             19.8%
Costs and expenses:
   Commissions, fees and other incentives                      150,128          121,269            28,859             23.8%
   Operating, administrative and other                         116,596          103,154            13,442             13.0%
   Depreciation and amortization                                 6,174            6,318              (144)            -2.3%
                                                         -------------     ------------      ------------        ----------
Operating income                                                19,124           12,954             6,170             47.6%
Interest income                                                  1,219              749               470             62.8%
Interest expense                                                 7,849           11,687            (3,838)           -32.8%
                                                         -------------     ------------      ------------        ----------
Income before provision for income taxes                        12,494            2,016            10,478            519.7%
Provision for taxes based on income                              5,355              390             4,965          1,273.1%
                                                         -------------     ------------      ------------        ----------
Net income                                                 $     7,139      $     1,626          $  5,513            339.1%
                                                         =============     ============      ============        ==========
Net income applicable to common shareholders               $     5,139      $     1,626          $  3,513            216.1%
                                                         =============     ============      ============        ==========
Primary earnings per share
   Net income per common and common
    equivalent share outstanding                           $      0.37      $      0.12          $   0.25            208.3%
                                                         =============     ============      ============        ==========
   Weighted average common and common
    equivalent shares outstanding                           13,952,451       13,695,429           257,022              1.9%
                                                         =============     ============      ============        ==========
Fully diluted earnings per share
    Net income per common and common
     equivalent share outstanding                                 0.37             0.12              0.25            208.3%
                                                         =============     ============      ============        ==========
    Weighted average common and common
     equivalent shares outstanding                          14,063,543       13,695,429           368,114              2.7%
                                                         =============     ============      ============        ==========
EBITDA                                                     $    25,298      $    19,272          $  6,026             31.3%
                                                         =============     ============      ============        ==========

PROPERTY & USER SERVICES
------------------------
    Revenue:
       Brokerage services                                  $   172,168      $   144,988          $ 27,180             18.7%
       Investment properties                                    61,324           47,301            14,023             29.6%
       Corporate services                                       12,778            9,404             3,374             35.9%
       Property management                                       9,648            9,665               (17)            -0.2%
       Real estate market research                                 829              680               149             21.9%
                                                         -------------     ------------      ------------        ----------
                                                               256,747          212,038            44,709             21.1%

    Costs and expenses:
        Commissions, fees and other incentives                 140,517          114,438            26,079             22.8%
        Operating, administrative and other                     96,731           84,431            12,300             14.6%
        Depreciation and amortization                            4,018            4,741              (723)           -15.2%
                                                         -------------     ------------      ------------        ----------
    Segment operating income                               $    15,481      $     8,428          $  7,053             83.7%
                                                         =============     ============      ============        ==========

                                    -more-

CB Commercial
Page 7



                                          CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                                               OPERATING RESULTS BY BUSINESS SEGMENT
                  FOR THE SIX MONTHS ENDED JUNE 30, 1997 WITH COMPARATIVE FIGURES FOR THE SIMILAR PERIODS IN 1996

                                                                            SIX MONTHS ENDED JUNE 30,
                                                     --------------------------------------------------------------------------
                                                        1997                1996              DIFFERENCE           % CHANGE
                                                     -----------        -----------         -------------         -----------
INVESTOR SERVICES
-----------------
    MORTGAGE BANKING
      Revenue                                          $11,357             $ 7,245              $ 4,112                56.8%
      Costs and expenses:
        Commissions, fees and other incentives           5,184               2,839                2,345                82.6%
        Operating, administrative and other              5,580               3,218                2,362                73.4%
        Depreciation and amortization                      699                 132                  567               429.5%
                                                       -------             -------              -------               -----
     Operating income (loss)                           $  (106)            $ 1,056              $(1,162)                n/a
                                                       =======             =======              =======               =====

    INVESTMENT MANAGEMENT AND ADVISORY
       Revenue                                         $14,378             $16,001              $(1,623)              -10.1%
       Costs and expenses:
         Operating, administrative and other            10,871              11,632                 (761)               -6.5%
         Depreciation and amortization                   1,389               1,375                   14                 1.0%
                                                       -------             -------              -------               -----
       Operating income                                $ 2,118             $ 2,994              $  (876)              -29.3%
                                                       =======             =======              =======               =====

   VALUATION & APPRAISAL SERVICES
        Revenue                                        $ 9,540             $ 8,411              $ 1,129                13.4%
        Costs and expenses:
          Commissions, fees and other incentives         4,427               3,992                  435                10.9%
          Operating, administrative and other            3,414               3,873                 (459)              -11.9%
          Depreciation and amortization                     68                  70                   (2)               -2.9%
                                                       -------             -------              -------               -----
        Operating income                               $ 1,631             $   476              $ 1,155               242.6%
                                                       =======             =======              =======               =====

TOTAL INVESTOR SERVICES
-----------------------
        Revenue                                        $35,275             $31,657              $ 3,618                11.4%
        Costs and expenses:
          Commissions, fees and other incentives         9,611               6,831                2,780                40.7%
          Operating, administrative and other           19,865              18,723                1,142                 6.1%
          Depreciation and amortization                  2,156               1,577                  579                36.7%
                                                       -------             -------              -------               -----
          Segment operating income                     $ 3,643             $ 4,526              $  (883)              -19.5%
                                                       =======             =======              =======               =====

                                       7